UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                  Date of reporting period: November 30, 2016
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                       SENIOR FLOATING RATE INCOME FUND II (FCT)
--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                               NOVEMBER 30, 2016

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Additional Information......................................................  27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Senior Floating Rate Income Fund
II.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended November 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of November 30, 2016, the S&P 500(R) Index was up 8.49% calendar year-to-date, according to Bloomberg. The last few months had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that Trump's populist message resonated for many Americans. Trump's message of improving lives for the "average" American, while reducing the size and scope of the federal government, also likely won him millions of votes. Many of Trump supporters believe that with his background in business, he will make policy changes that will help grow the economy and continue to spur stock markets. As with all change and a new administration, only time will tell.

The current bull market (measuring from March 9, 2009 through November 30, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
"AT A GLANCE"
AS OF NOVEMBER 30, 2016 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $13.78
Common Share Net Asset Value ("NAV")                         $14.20
Premium (Discount) to NAV                                     (2.96)%
Net Assets Applicable to Common Shares                 $379,043,563
Current Monthly Distribution per Common Share (1)           $0.0700
Current Annualized Distribution per Common Share            $0.8400
Current Distribution Rate on Closing Common Share Price (2)    6.10%
Current Distribution Rate on NAV (2)                           5.92%
-------------------------------------------------------------------


-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price        NAV
11/15            $12.42              $13.77
                  12.22               13.75
                  12.06               13.63
                  12.20               13.53
                  12.16               13.52
12/15             12.35               13.55
                  12.11               13.51
                  11.80               13.46
                  12.01               13.40
1/16              12.00               13.42
                  12.12               13.37
                  11.87               13.22
                  12.10               13.23
2/16              11.98               13.29
                  12.27               13.42
                  12.45               13.60
                  12.87               13.68
3/16              12.72               13.71
                  12.76               13.68
                  12.55               13.74
                  12.69               13.82
                  12.81               13.95
4/16              12.83               13.99
                  12.66               13.90
                  12.75               13.92
                  13.15               13.96
5/16              13.08               14.04
                  13.02               14.00
                  13.10               14.02
                  13.10               13.95
6/16              13.13               13.89
                  12.88               13.86
                  13.10               13.93
                  13.18               14.05
                  13.25               14.13
7/16              13.39               14.12
                  13.42               14.07
                  13.67               14.12
                  13.49               14.12
8/16              13.54               14.15
                  13.49               14.12
                  13.51               14.16
                  13.52               14.14
                  13.57               14.20
9/16              13.67               14.22
                  13.53               14.21
                  13.54               14.23
                  13.51               14.28
10/16             13.67               14.28
                  13.35               14.12
                  13.44               14.11
                  13.57               14.14
                  13.80               14.17
11/16             13.78               14.20


-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Average Annual Total Return
                                                                   ----------------------------------------------------------
                               6 Months Ended     1 Year Ended     5 Years Ended     10 Years Ended     Inception (5/25/2004)
                                 11/30/2016        11/30/2016       11/30/2016         11/30/2016           to 11/30/2016
FUND PERFORMANCE (3)
NAV                                4.27%             10.14%            6.94%             3.83%                  4.27%
Market Value
                                   8.94%             18.50%            7.73%             4.00%                  3.64%
INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index      4.22%              7.76%            4.97%             4.60%                  4.80%
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
                                       % OF TOTAL SENIOR
                                         FLOATING-RATE
                                         LOAN INTERESTS
                                         AND CORPORATE
CREDIT QUALITY (S&P RATINGS) (4)        BONDS AND NOTES
---------------------------------------------------------
BBB                                           1.2%
BBB-                                          3.0
BB+                                           4.3
BB                                            9.5
BB-                                          21.6
B+                                           17.7
B                                            25.0
B-                                           10.7
CCC+                                          2.9
CCC                                           3.1
CCC-                                          0.1
CC                                            0.3
C                                             0.0*
NR                                            0.1
Privately rated securities (5)                0.5
--------------------------------------------------
                                  Total     100.0%
                                            ======
*Amount is less than 0.1%.

---------------------------------------------------------
                                           % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
---------------------------------------------------------
Portillo's Holdings LLC                       2.9%
Caesars Growth Partners LLC                   2.4
BMC Software Finance, Inc.                    2.2
BJ's Wholesale Club, Inc.                     2.1
Valeant Pharmaceuticals International,
   Inc.                                       2.1
Amaya Holdings B.V.                           2.1
Dell, Inc. (Diamond 1 Finance Corp.)          2.0
Reynolds Group Holdings, Inc.                 1.9
New HB Acquisition LLC                        1.9
Albertsons LLC                                1.9
--------------------------------------------------
                                  Total      21.5%
                                            ======

---------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
---------------------------------------------------------
Hotels, Restaurants & Leisure                13.5%
Health Care Providers & Services             13.1
Pharmaceuticals                               7.4
Software                                      6.7
Media                                         5.2
Life Sciences Tools & Services                5.0
Food & Staples Retailing                      4.2
Insurance                                     3.6
Diversified Telecommunication Services        3.5
Specialty Retail                              3.3
Professional Services                         3.2
Food Products                                 3.0
Containers & Packaging                        2.4
Technology Hardware, Storage &
   Peripherals                                2.3
Diversified Financial Services                2.1
Diversified Consumer Services                 2.0
Semiconductors & Semiconductor
   Equipment                                  2.0
Health Care Equipment & Supplies              2.0
Electric Utilities                            1.8
Real Estate Management & Development          1.7
Aerospace & Defense                           1.6
Capital Markets                               1.6
Commercial Services & Supplies                1.4
Beverages                                     1.2
Building Products                             1.1
Consumer Finance                              1.0
Industrial Conglomerates                      0.5
Equity Real Estate Investment
   Trusts (REITs)                             0.5
Auto Components                               0.5
Diversified Business Services                 0.5
Chemicals                                     0.4
Health Care Technology                        0.4
Independent Power and Renewable
   Electricity Producers                      0.4
Oil, Gas & Consumable Fuels                   0.3
Distributors                                  0.2
Machinery                                     0.2
Household Products                            0.1
Construction Materials                        0.1
--------------------------------------------------
                                  Total     100.0%
                                            ======

(1) Most recent distribution paid or declared through November 30, 2016. Subject to change in the future. The distribution was decreased subsequent to November 30, 2016. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(5) Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                         NOVEMBER 30, 2016 (UNAUDITED)


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of November 30, 2016, First Trust managed or supervised $97.109 billion in assets. The First Trust Leveraged Finance Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The First Trust Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of November 30, 2016, the First Trust Leveraged Finance Investment Team managed or supervised approximately $2.65 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by primarily investing in a portfolio of senior secured floating-rate loan interests ("senior loans"). There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The last six months were strong for the senior loan and high-yield bond markets, driven predominantly by the renewed strength in commodity prices. The S&P/LSTA Leveraged Loan Index (the "Index") generated positive returns for each of the prior six months and returned 4.22% for the period. The Bank of America Merrill Lynch US High Yield Constrained Index experienced similar strength with positive returns for the first five months of the period and a total return of 6.54% in the period. This compares to the 6.01% for the S&P 500 Index.

From a credit quality perspective, lower credit-rated issues provided the strongest returns during the period within the senior loan market. Lower quality CCC-rated issues returned 12.46%, outperforming the 4.49% return for B-rated issues and the 2.62% return for BB-rated issues. The average price of senior loans in the market began the period at $93.41, fell modestly to $93.20 after the first month in the period and then rallied to finish the period at $97.09.

Default Rates

The trailing 12-month default rate within the Index entered the period at 1.96% and ended the period at a six-month low of 1.66%, which remains well below the 3.12% long-term average for the asset class (March 1999 - November 2016). The decline in the corporate default rate during the period was largely driven by a stabilization in commodity prices as defaults in the oil & gas and nonferrous metals/minerals sectors have slowed. Given the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe default rates within the high-yield bond market may continue to drift lower in 2017, driven by stabilized commodity prices -- principally oil, gas, coal and iron ore -- while default rates within the senior loan market should remain relatively stable.

PERFORMANCE ANALYSIS

The Fund's performance was in line with that of the Index on a net asset value ("NAV") basis for the six-month period ending November 30, 2016. The Fund generated an NAV return of 4.27% and a market price return of 8.94%, while the Index returned 4.22%. The Fund's market price return was impacted by the Fund's discount to NAV tightening over the six-month period. At the start of the period, the Fund's market price was at a 7.12% discount to NAV, and moved to a 2.96% discount to NAV by the end of the period, a tightening of 416 basis points ("bps"). We believe the tightening is evidence of the fact that investors have found the asset class relatively attractive.

From an income perspective, the monthly distribution rate was unchanged throughout the period at $0.07 per share. The annualized distribution rate at the end of November 2016, assuming a $0.07 per share monthly distribution rate, was 5.92% at NAV and 6.10% at market price.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                         NOVEMBER 30, 2016 (UNAUDITED)

The largest contributing factor to the Fund's performance relative to the Index over the period was the Fund's use of leverage. Leverage began the period at 26.76% and ended the period at 30.71%. Contributing positively to returns relative to the Index in the period was the Fund's selection within the lodging & casinos industry. Detracting from returns was the Fund's underweight position within the nonferrous metals/minerals and oil & gas industries within the senior loan market, which returned 31.20% and 19.26%, respectively, over the past six months.

MARKET AND FUND OUTLOOK

Looking ahead to 2017, we believe the surprise election of Donald Trump on November 8, 2016 may lead to higher economic growth and re-inflation if his administration can successfully implement policies designed to provide fiscal stimulus. Specifically, President-Elect Trump outlined lowering individual and corporate tax rates, increasing infrastructure spending, reducing the regulatory burden on businesses, and repatriation of cash held overseas by multinational corporations. We believe the market is not fully pricing in the potential for higher inflation in the U.S. due to these potential changes. Commodity inflation remains relatively benign and, unless global central bank activity shifts to a tightening posture (reduced quantitative easing), we believe that even improving wage inflation will not cause the Federal Reserve (the "Fed") to move towards a more aggressive pace of rate increases. However, we will continue to monitor inflation closely due to the potential impact on the yield curve, which had flattened significantly in 2016 up until the Presidential election and has since widened to the point where the yield curve is now roughly unchanged for the year. The flattening yield curve had been significantly influenced by the Fed slowly increasing rates, coupled with foreign demand for U.S. bonds tamping down long term interest rates. However, since the election, it is our view that the potential for higher growth has already steepened the yield curve.

After several years of senior loan outflows, retail investors have finally begun to find favor with the senior loan asset class. According to JP Morgan, the senior loan asset class ended the period with five consecutive monthly inflows totaling $6.6 billion. The senior loan asset class has not experienced a string of inflows like this since it saw $80.9 billion of inflows over a stretch of 21 consecutive months between July 2012 and March 2014. Retail flows into the asset class for the year-to-date period now sit at +$0.2 billion, compared to -$21.7 billion in 2015 and -$23.8 billion in 2014. We believe there are several factors that contributed to the positive inflow trend. First, LIBOR has been increasing and has climbed from 61 bps as of December 31, 2015 to 93 bps as of November 30, 2016. For reference, LIBOR was a mere 42 bps as of November 30, 2015. We believe the increase in LIBOR has increased the attractiveness of senior loans, especially when compared to longer duration, high interest rate risk bonds. Moreover, we believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher. Additionally, current senior loan spreads compare favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) and remain in-line with the long-term average spread of L+526 (December 1997 - November 2016). We believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well positioned as we move into 2017.

We believe that in the near term, volatility may be elevated due to the potential for significant changes in fiscal policies that may stimulate economic growth and lead to higher inflation. At this point in the economic cycle, however, we believe it will likely be short lived. As a result, we believe near-term volatility should provide compelling opportunities in the U.S. high-yield bond and senior loan markets and, specifically within actively managed strategies where opportunities can be taken advantage of and risk can be appropriately managed. We believe credit selection will be paramount to driving strong returns over the remainder of this economic cycle. In the early years of the economic recovery, returns came relatively easily. We believe returns can still be healthy for this portion of the cycle, however, they will be harder to come by, with greater volatility in the markets. In a market where equity volatility is high, we believe investors may benefit from moving up the corporate capital structure into high-yield bonds and senior loans, where competitive yields and lower volatility are typical. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 139.5%

              AEROSPACE & DEFENSE - 2.4%
$    400,000  B/E Aerospace, Inc., Term Loan B................................   3.85%-3.89%     12/16/21     $     400,900
   6,423,623  Transdigm, Inc., Term Loan F - Extended.........................      3.75%        06/15/23         6,435,699
     782,000  Transdigm, Inc., Tranche D Term Loan............................   3.75%-3.84%     06/04/21           783,955
   1,467,273  Wencor Group LLC (Jazz Acquisition, Inc.), Term Loan
                 (First Lien).................................................      4.50%        06/19/21         1,361,820
                                                                                                              -------------
                                                                                                                  8,982,374
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 1.5%
   1,000,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20         1,007,500
   4,476,697  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan............      3.50%        05/31/22         4,507,497
                                                                                                              -------------
                                                                                                                  5,514,997
                                                                                                              -------------
              APPAREL RETAIL - 0.4%
   1,535,925  Neiman Marcus Group, Inc., The, Other Term Loan.................      4.25%        10/25/20         1,393,283
     250,000  Samsonite International S.A., Term Loan B.......................      4.00%        04/30/23           252,578
                                                                                                              -------------
                                                                                                                  1,645,861
                                                                                                              -------------
              APPLICATION SOFTWARE - 4.3%
   4,672,457  Epicor Software Corp., Term B Loan..............................      4.75%        06/01/22         4,659,608
   1,684,358  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%        06/03/20         1,680,854
   2,716,154  Informatica Corp. (Ithacalux S.A.R.L), Dollar Term Loan.........      4.50%        08/05/22         2,655,611
     995,960  JDA Software Group (RP Crown Parent, Inc.), Term Loan B.........      4.50%        09/22/23         1,000,939
   2,688,000  Kronos, Inc., 1st Lien Term Loan................................      5.00%        10/18/23         2,693,887
   2,527,188  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20         2,520,239
   1,351,255  Triple Point Technologies, Inc., Term Loan B....................      5.25%        07/10/20         1,204,306
                                                                                                              -------------
                                                                                                                 16,415,444
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 2.3%
     772,609  American Beacon Advisors, Inc., Term Loan B.....................      5.25%       03/15/22            770,917
   1,309,500  Guggenheim Partners Investment Management Holdings LLC,
                 Term Loan B..................................................      3.50%       07/22/23          1,314,738
   1,427,308  Hamilton Lane Advisors LLC, Initial Term Loan...................      4.25%       07/08/22          1,428,492
     631,189  Mondrian Investment Partners Ltd. (MIPL Group Ltd.),
                 Term Loan B..................................................      4.00%       03/05/20            631,978
   4,449,416  Victory Capital Holdings (VCH Holdings LLC), Initial
                 Term Loan....................................................      8.50%       10/29/21          4,460,539
                                                                                                              -------------
                                                                                                                  8,606,664
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 0.5%
     794,667  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                 Term Loan B..................................................      3.59%       11/15/23            798,886
   1,256,828  Tower Automotive Holdings USA LLC, Initial Term Loan (2014).....      4.00%       04/23/20          1,255,257
                                                                                                              -------------
                                                                                                                  2,054,143
                                                                                                              -------------
              AUTOMOTIVE RETAIL - 0.6%
   2,061,733  KAR Auction Services, Inc., Tranche B-3 Term Loan...............      4.38%       03/09/23          2,085,566
                                                                                                              -------------
              BROADCASTING - 3.7%
   2,798,370  Cumulus Media Holdings, Inc., Term Loan.........................      4.25%       12/23/20          1,683,024
   1,837,860  Media General, Inc., Term Loan B................................      4.00%       07/31/20          1,837,640
      32,727  Nexstar Broadcasting, Inc., Mission Term Loan...................      3.93%       09/26/23             32,866
     367,273  Nexstar Broadcasting, Inc., Nexstar Term Loan...................      3.93%       09/22/23            368,834
     745,852  Tribune Media Co., Term B Loan..................................      3.75%       12/27/20            747,716


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              BROADCASTING (CONTINUED)
$  2,622,733  Univision Communications, Inc., 2013 Incremental Term Loan......      4.00%        03/01/20     $   2,623,283
   6,893,162  Univision Communications, Inc., Replacement First-Lien
                 Term Loan....................................................      4.00%        03/01/20         6,890,680
                                                                                                              -------------
                                                                                                                 14,184,043
                                                                                                              -------------
              BUILDING PRODUCTS - 1.6%
     250,936  Jeld-Wen, Inc., Term Loan B.....................................      4.75%        07/01/22           252,924
   5,800,000  Quikrete Holdings, Inc., Term Loan B............................      4.00%        11/04/23         5,813,050
                                                                                                              -------------
                                                                                                                  6,065,974
                                                                                                              -------------
              CABLE & SATELLITE - 0.8%
     328,947  Cablevision Systems Corp. (CSC Holdings, Inc.), TL B............      3.88%        10/01/24           331,003
   1,569,395  Cequel Communications LLC (Altice US Finance I Corp.),
                 Term Loan B..................................................      3.88%        10/31/24         1,576,269
   1,200,000  UPC Financing Partnership, Term Loan AN.........................      3.93%        07/25/24         1,204,668
                                                                                                              -------------
                                                                                                                  3,111,940
                                                                                                              -------------
              CASINOS & GAMING - 8.8%
     721,875  Amaya Holdings B.V., 2nd Lien TL................................      8.00%        07/31/22           716,013
  10,668,318  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........      5.00%        08/01/21        10,656,690
     750,000  Boyd Gaming Corp., Term Loan B2.................................      3.61%        08/31/23           753,870
   3,245,385  Caesars Entertainment Resort Properties LLC, Term B Loan........      7.00%        10/11/20         3,263,656
   7,956,490  Caesars Growth Partners LLC, Term B Loan (First Lien)...........      6.25%        05/08/21         7,951,557
   4,316,388  CityCenter Holdings LLC, Term B Loan............................      4.25%        10/16/20         4,348,761
     382,692  MGM Growth Properties Operating Partnership LP, Term
                 Loan B.......................................................      3.50%        04/25/23           384,288
   5,286,750  Station Casinos, Inc., Term Loan B..............................      3.75%        05/31/23         5,329,731
                                                                                                              -------------
                                                                                                                 33,404,566
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.1%
     461,814  Arch Coal, Inc., PIK Exit Term Loan (d).........................     10.00%        10/04/21           469,462
                                                                                                              -------------
              COMMERCIAL PRINTING - 0.3%
   1,217,316  Southern Graphic, Inc., Term Loan...............................      4.25%        10/17/19         1,218,838
                                                                                                              -------------
              CONSTRUCTION MATERIALS - 0.2%
     641,875  Summit Materials, Inc., Restatement Effective Date Term Loans...      4.00%        07/15/22           645,489
                                                                                                              -------------
              CONSUMER FINANCE - 1.4%
   2,511,548  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20         2,429,922
   3,064,626  Walter Investment Management Corp., Tranche B Term Loan.........      4.75%        12/18/20         2,880,749
                                                                                                              -------------
                                                                                                                  5,310,671
                                                                                                              -------------
              DISTRIBUTORS - 0.4%
     500,000  HD Supply, Inc., New Term Loan B................................      3.63%        08/13/23           502,500
     835,774  HD Supply, Inc., Term Loan......................................      3.59%        08/13/21           837,863
                                                                                                              -------------
                                                                                                                  1,340,363
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 0.1%
     393,997  Ineos US Finance LLC, 2022 Dollar Term Loan.....................      4.25%        03/31/22           396,349
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.2%
     666,667  Brickman Group Holdings, Inc, Second Lien Term Loan.............      7.50%        12/31/21           664,667
                                                                                                              -------------
              EDUCATION SERVICES - 0.1%
     245,937  Bright Horizons Family Solutions, Inc., Term Loan B.............      3.50%        11/03/23           246,429
                                                                                                              -------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              ELECTRIC UTILITIES - 2.1%
$    375,000  Dayton Power & Light Co., Term Loan B...........................      4.00%        08/31/22     $     377,111
   6,162,786  Vistra Energy Corp., Exit Term Loan B (e).......................      5.00%        08/04/23         6,219,298
   1,405,548  Vistra Energy Corp., Exit Term Loan C (e).......................      5.00%        08/04/23         1,418,437
                                                                                                              -------------
                                                                                                                  8,014,846
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 1.0%
     622,829  PSSI (Packers Holdings LLC), Term B Loan........................      4.75%        12/02/21           624,779
   1,594,103  ServiceMaster Co., Term Loan B..................................      3.11%        11/02/23         1,590,452
   1,556,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                 (First Lien).................................................      4.75%        01/15/21         1,557,945
                                                                                                              -------------
                                                                                                                  3,773,176
                                                                                                              -------------
              FOOD DISTRIBUTORS - 0.3%
   1,197,000  US Foods, Inc., Term Loan B.....................................      4.00%        06/30/23         1,203,416
                                                                                                              -------------
              FOOD RETAIL - 2.7%
  10,171,499  Albertsons LLC, New Term Loan B4................................      4.50%        08/25/21        10,177,907
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 2.7%
   1,345,019  Alere, Inc., Term B Loan........................................      4.25%        06/15/22         1,332,241
   3,258,750  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                 Term Loan....................................................      4.25%        06/08/20         3,120,253
   5,971,497  Kinetic Concepts, Inc., Term Loan F.............................      5.00%        11/01/20         5,858,038
                                                                                                              -------------
                                                                                                                 10,310,532
                                                                                                              -------------
              HEALTH CARE FACILITIES - 7.1%
   1,084,138  Acadia Healthcare Co., Inc., Term Loan B1.......................      3.75%        02/11/22         1,082,447
   1,240,625  Acadia Healthcare Co., Inc., Term Loan B2.......................      3.75%        02/15/23         1,243,727
   6,757,914  CHS/Community Health Systems, Inc., Incremental 2021
                 Term H Loan..................................................      4.00%        01/27/21         6,379,471
   1,357,813  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B.............   4.00%-5.50%     05/15/22         1,356,115
   6,653,275  Kindred Healthcare, Inc., New Term Loan.........................      4.25%        04/09/21         6,586,743
   2,703,937  National Veterinary Associates (NVA Holdings, Inc.), Term Loan
                 (First Lien).................................................      4.75%        08/14/21         2,708,452
   7,546,938  Select Medical Corp., Term Loan F...............................   6.00%-7.50%     02/28/21         7,622,407
                                                                                                              -------------
                                                                                                                 26,979,362
                                                                                                              -------------
              HEALTH CARE SERVICES - 8.9%
   2,755,743  21st Century Oncology, Inc., Tranche B Term Loan................      7.13%        04/30/22         2,487,058
   3,456,250  Air Medical Group Holdings, Inc., Initial Term Loan.............      4.25%        04/28/22         3,417,367
     791,667  AMAG Pharmaceuticals, Inc., Initial Term Loan...................      4.75%        08/17/21           787,708
   3,942,857  CareCore National LLC, Term Loan................................      5.50%        03/05/21         3,854,143
   1,574,250  CHG Healthcare Services, Inc, Term Loan  B......................      4.75%        05/31/23         1,581,334
   3,201,250  Curo Health Services Holdings, Inc., Term B Loan (First Lien)...      6.50%        02/07/22         3,206,244
   4,349,550  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                 Term Loan B..................................................      3.75%        11/15/23         4,354,987
     666,667  ExamWorks Group, Inc., Term Loan B..............................      4.75%        08/31/23           668,333
   4,658,684  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                 (First Lien).................................................      5.25%        07/01/21         3,672,581
   1,478,691  Surgery Centers Holdings, Inc., Term Loan B.....................      4.75%        11/03/20         1,474,994
     985,000  Surgical Care Affiliates LLC, Term Loan B.......................      3.75%        03/17/22           986,852
   2,151,014  Team Health, Inc., Term Loan B..................................      3.84%        11/23/22         2,147,659
   5,365,657  U.S. Renal Care, Inc., Term Loan B..............................      5.25%        12/30/22         5,023,597
                                                                                                              -------------
                                                                                                                 33,662,857
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE SUPPLIES - 0.1%
$    414,894  ConvaTec, Inc., Term Loan B.....................................      3.25%        10/31/23     $     416,105
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 0.5%
   2,061,965  Cotiviti Corp., Term Loan B.....................................      3.61%        09/28/23         2,060,027
                                                                                                              -------------
              HOTELS, RESORTS & CRUISE LINES - 0.5%
   1,440,000  Extended Stay America (ESH Hospitality, Inc.), Term Loan B......      3.75%        08/31/23         1,449,230
     450,000  Four Seasons Holdings, Inc., Term Loan B........................      3.75%        11/21/23           453,659
                                                                                                              -------------
                                                                                                                  1,902,889
                                                                                                              -------------
              HOUSEHOLD PRODUCTS - 0.2%
     693,461  Spectrum Brands, Inc., Term Loan B..............................   3.25%-5.00%     06/23/22           700,021
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 3.1%
   2,488,092  BJ's Wholesale Club, Inc., 2013 (November) Replacement Loan
                 (Second Lien)................................................      8.50%        03/26/20         2,485,603
   9,153,959  BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                 Loan (First Lien)............................................      4.50%        09/26/19         9,167,324
                                                                                                              -------------
                                                                                                                 11,652,927
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
   1,975,000  Calpine Corp., Term Loan........................................      3.59%        05/27/22         1,978,456
                                                                                                              -------------
              INDUSTRIAL CONGLOMERATES - 0.8%
   2,996,144  Gardner Denver, Inc., Initial Dollar Term Loan..................      4.25%        07/30/20         2,913,750
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 0.3%
   1,179,000  Douglas Dynamics LLC, Term Loan B...............................      5.25%        12/02/21         1,181,947
                                                                                                              -------------
              INSURANCE BROKERS - 4.6%
   3,399,980  Amwins Group LLC, Term Loan B...................................      4.75%        09/06/19         3,421,842
   4,166,667  Confie Seguros Holding II Co., Term Loan B......................      5.75%        03/30/22         4,132,833
   2,528,175  HUB International Ltd., Initial Term Loan (New).................      4.00%        10/02/20         2,529,920
   2,618,055  National Financial Partners Corp., 2014 Specified Refinancing
                 Term Loan....................................................      4.50%        07/01/20         2,620,517
   4,765,489  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19         4,762,534
                                                                                                              -------------
                                                                                                                 17,467,646
                                                                                                              -------------
              INTEGRATED TELECOMMUNICATION SERVICES - 3.3%
   2,910,000  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%        09/10/20         2,917,886
   1,920,585  Hawaiian Telcom Communications, Inc., Term Loan.................      5.25%        06/06/19         1,930,188
   4,700,108  Numericable U.S. LLC (Altice France S.A.), Term Loan B10........      4.04%        01/31/25         4,686,901
   3,131,862  Numericable U.S. LLC (Altice France S.A.), USD TLB-7 Loan.......      5.14%        01/15/24         3,158,482
                                                                                                              -------------
                                                                                                                 12,693,457
                                                                                                              -------------
              LEISURE FACILITIES - 2.1%
   3,799,887  ClubCorp Club Operations, Inc., Term Loan B.....................      4.00%        12/15/22         3,824,815
   1,399,772  Life Time Fitness, Inc., Closing Date Term Loan.................      4.25%        06/10/22         1,399,421
   2,660,948  Planet Fitness Holdings LLC, Term Loan B........................      4.25%        03/31/21         2,659,299
                                                                                                              -------------
                                                                                                                  7,883,535
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 6.6%
   5,312,476  Immucor, Inc., Term B-2 Loan....................................      5.00%        08/19/18         5,164,736
   5,833,333  InVentiv Health, Inc., Term Loan B..............................      4.75%        09/30/23         5,846,108
     521,460  Millennium Laboratories LLC (New Millennium Holdco.),
                 Closing Date Term Loan (f)...................................      7.50%        12/21/20           294,625



Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
$  7,508,940  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                 Initial Term Loan............................................      4.75%        06/30/21     $   7,348,023
   4,329,999  Pharmaceutical Product Development, Inc., Initial Term Loan.....      4.25%        08/18/22         4,339,482
   2,178,000  Sterigenics International (STHI Intermediate Holding Corp.),
                 Initial Term Loan............................................      4.25%        05/16/22         2,169,833
                                                                                                              -------------
                                                                                                                 25,162,807
                                                                                                              -------------
              MANAGED HEALTH CARE - 1.6%
   6,134,893  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term Loan B.....      5.00%        06/15/23         6,202,807
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 0.8%
     370,052  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                 Term Loan B..................................................      4.00%        12/17/21           373,475
   2,570,709  Berlin Packaging LLC, Initial Term Loan (First Lien)............      4.50%        10/01/21         2,583,100
                                                                                                              -------------
                                                                                                                  2,956,575
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 2.5%
     280,500  AMC Entertainment, Inc., Term Loan B............................      3.29%        12/15/22           282,020
     386,667  AMC Entertainment, Inc., Term Loan B1...........................      3.36%        12/15/23           388,600
   1,179,075  Creative Artists Agency LLC (CAA Holdings LLC), Term
                 Loan B.......................................................      5.00%        12/17/21         1,187,918
   4,350,283  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)...........      4.75%        07/30/21         4,372,035
   1,160,000  Live Nation Entertainment, Inc., Term Loan B....................      3.34%        11/15/23         1,163,190
   1,948,582  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21         1,955,889
                                                                                                              -------------
                                                                                                                  9,349,652
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.3%
   1,000,000  American Energy Marcellus Holdings LLC (Ascent Resources -
                 Marcellus LLC), Initial Loan (First Lien)....................      5.25%        08/04/20           513,000
   1,888,889  American Energy Marcellus Holdings LLC (Ascent Resources -
                 Marcellus LLC), Initial Loan (Second Lien)...................      8.50%        08/04/21           179,444
   1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........      8.38%        09/30/20           557,500
                                                                                                              -------------
                                                                                                                  1,249,944
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 2.7%
   4,236,812  First Data Corp., Term Loan B...................................      3.58%        03/24/21         4,253,378
   2,780,000  iPayment, Inc., Term Loan.......................................      6.75%        05/08/17         2,661,850
   3,192,000  Wex, Inc., Term Loan B..........................................      4.25%        06/30/23         3,221,079
                                                                                                              -------------
                                                                                                                 10,136,307
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 4.3%
   5,500,000  Amplify Snack Brands, Inc., Term Loan B.........................      6.50%        08/31/23         5,376,250
     682,784  B&G Foods, Inc., Tranche B Term Loan............................      3.75%        11/02/22           689,899
  10,283,140  New HB Acquisition LLC, Term Loan B.............................      4.00%        08/03/22        10,342,268
                                                                                                              -------------
                                                                                                                 16,408,417
                                                                                                              -------------
              PAPER PACKAGING - 2.8%
  10,375,104  Reynolds Group Holdings, Inc., Term Loan B......................      4.25%        01/14/23        10,425,735
                                                                                                              -------------
              PHARMACEUTICALS - 10.4%
   1,682,692  Akorn, Inc., Loan...............................................      5.25%        04/16/21         1,695,312
   3,582,431  Amneal Pharmaceuticals LLC, Term Loan B.........................   4.50%-6.00%     11/01/19         3,580,927
   2,280,841  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.25%        05/20/21         2,286,133


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PHARMACEUTICALS (CONTINUED)
$ 10,285,223  Concordia Healthcare Corp., Initial Dollar Term Loan............      5.25%        10/21/21     $   8,608,731
   5,366,962  Endo Pharmaceuticals Holdings, Inc., 2015 Incremental Term B
                 Loan.........................................................      3.75%        06/27/22         5,339,001
   4,491,895  Horizon Pharma, Inc., Term Loan B...............................      5.00%        04/30/21         4,458,206
   2,365,949  Patheon, Inc (JLL/Delta Dutch Newco B.V.), Initial Dollar Term
                 Loan.........................................................      4.25%        03/11/21         2,365,949
     496,225  Valeant Pharmaceuticals International, Inc., Series C-2
                 Tranche B Term Loan..........................................      5.25%        12/11/19           491,015
   9,664,941  Valeant Pharmaceuticals International, Inc., Series F-1
                 Tranche B Term Loan..........................................      5.50%        04/01/22         9,577,377
   1,009,488  Valeant Pharmaceuticals International, Inc., Term Loan BD.......      5.00%        02/13/19           999,757
                                                                                                              -------------
                                                                                                                 39,402,408
                                                                                                              -------------
              PROPERTY & CASUALTY INSURANCE - 1.0%
     194,886  Cunningham Lindsey U.S., Inc., Initial Loan (Second Lien) (g)...      9.25%        06/10/20            91,597
   2,794,676  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien)...      5.00%        12/10/19         2,340,541
   1,200,000  Sedgwick Claims Management Services, Inc., Initial Loan
                 (Second Lien)................................................      6.75%        02/28/22         1,191,000
                                                                                                              -------------
                                                                                                                  3,623,138
                                                                                                              -------------
              REAL ESTATE SERVICES - 2.5%
   9,591,250  DTZ Worldwide LTD., 2015-1 Additional Term Loan.................      4.25%        11/04/21         9,561,325
                                                                                                              -------------
              RESEARCH & CONSULTING SERVICES - 4.7%
   5,047,733  Acosta, Inc., Term Loan B.......................................      4.25%        09/26/21         4,776,417
   6,794,899  Advantage Sales & Marketing, Inc., Initial Term Loan (First
                 Lien)........................................................      4.25%        07/23/21         6,743,937
   1,770,695  Information Resources, Inc., Term Loan..........................   4.75%-5.00%     09/30/20         1,776,237
   4,324,027  TransUnion LLC, 2015 Term B-2 Loan..............................      3.50%        04/09/21         4,344,091
                                                                                                              -------------
                                                                                                                 17,640,682
                                                                                                              -------------
              RESTAURANTS - 6.7%
   1,421,290  Burger King Corp. (1011778 B.C. ULC), Term B-2 Loan.............      3.75%        12/10/21         1,430,613
   4,219,547  Focus Brands, Inc., Term Loan B.................................      5.00%        10/15/23         4,274,064
   2,220,000  Landry's Restaurants, Inc., Term Loan B.........................      4.00%        09/19/23         2,231,566
   8,341,454  Portillo's Holdings LLC, Second Lien Term Loan..................      9.00%        08/15/22         8,310,174
   7,956,034  Portillo's Holdings LLC, Term B Loan (First Lien)...............      5.50%        08/02/21         7,876,474
   1,260,000  Red Lobster Management LLC, Initial Term Loan (First Lien)......      6.25%        07/28/21         1,263,944
                                                                                                              -------------
                                                                                                                 25,386,835
                                                                                                              -------------
              RETAIL REITS - 0.8%
   1,050,000  Capital Automotive LLC, Term Loan (Second Lien).................      6.00%        04/30/20         1,056,121
   1,807,000  Capital Automotive LLC, Tranche B-1 Term Loan Facility..........      4.00%        04/10/19         1,821,113
                                                                                                              -------------
                                                                                                                  2,877,234
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
     177,833  Garda World Security Corp., Term B Delayed Draw Loan............      4.00%        11/06/20           174,611
     695,167  Garda World Security Corp., Term Loan B.........................   4.00%-5.50%     10/18/20           682,570
                                                                                                              -------------
                                                                                                                    857,181
                                                                                                              -------------


Page 10                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              SEMICONDUCTORS - 2.9%
$  6,297,379  Avago Technologies Cayman Ltd. (BC Luxembourg S.A.R.L.),
                 Term Loan B3.................................................      3.54%        02/01/23     $   6,355,126
   2,507,536  Micron Technology, Inc., Term Loan B............................      4.36%        04/26/22         2,533,966
   2,034,900  Western Digital Corp., Term Loan B..............................      4.50%        08/31/23         2,057,060
                                                                                                              -------------
                                                                                                                 10,946,152
                                                                                                              -------------
              SOFT DRINKS - 1.7%
   6,282,654  Keurig Green Mountain, Inc. (Maple Holdings Acquisition
                 Corp.), Term B USD Loan......................................      5.25%        03/03/23         6,355,596
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 2.5%
     873,646  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19           877,332
   4,609,547  Asurion LLC, Incremental Tranche B-4 Term Loan..................      5.00%        08/04/22         4,636,421
   1,058,824  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21         1,069,190
   3,030,360  Asurion LLC, Term Loan B5.......................................      4.75%        11/03/23         3,049,845
                                                                                                              -------------
                                                                                                                  9,632,788
                                                                                                              -------------
              SPECIALIZED FINANCE - 1.0%
   1,287,000  AlixPartners LLP, Term Loan B...................................      4.00%        07/28/22         1,290,681
   2,501,619  Duff & Phelps Corp., Initial Term Loan..........................      4.75%        04/23/20         2,502,394
                                                                                                              -------------
                                                                                                                  3,793,075
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.5%
   1,406,934  Platform Specialty Products Corp. (fka: Macdermid, Inc.),
                 Term Loan B..................................................      5.00%        10/31/23         1,418,583
     526,667  Trinseo Materials Operating S.C.A., Term Loan B.................      4.25%        10/13/21           529,632
                                                                                                              -------------
                                                                                                                  1,948,215
                                                                                                              -------------
              SPECIALTY STORES - 3.7%
     629,054  Coinstar, Inc., Term Loan B.....................................      5.25%        09/27/23           635,540
     915,322  Party City Holdings, Inc., Term Loan B..........................      3.75%        08/19/22           919,670
   8,607,385  PetSmart, Inc., Term Loan B.....................................      4.00%        03/10/22         8,630,452
   2,272,407  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................      5.25%        05/25/18         2,155,946
   2,006,703  Toys "R" US-Delaware, Inc., Term B4 Loan........................      9.75%        04/25/20         1,833,625
                                                                                                              -------------
                                                                                                                 14,175,233
                                                                                                              -------------
              SYSTEMS SOFTWARE - 5.4%
     672,710  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.00%        01/25/21           674,951
     533,266  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22           538,098
   1,650,000  Avast Software B.V. (Sybil Software LLC), Term Loan B...........      5.00%        08/31/22         1,666,087
  12,324,970  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20        12,032,252
   2,183,722  Compuware Corp., Term Loan B....................................      6.25%        12/31/19         2,181,670
   3,400,000  Vertafore, Inc., Term Loan B....................................      4.75%        06/30/23         3,408,500
                                                                                                              -------------
                                                                                                                 20,501,558
                                                                                                              -------------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.4%
  10,625,000  Dell, Inc. (Diamond 1 Finance Corp.), Term Loan B...............      4.00%        06/15/22        10,722,006
   2,196,321  Vertiv, Inc. (Cortes NP Acquisition), Term Loan B...............      6.00%        10/15/23         2,172,996
                                                                                                              -------------
                                                                                                                 12,895,002
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................     528,825,362
              (Cost $536,135,153)                                                                             -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

NOVEMBER 30, 2016 (UNAUDITED)

 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 4.7%

              ALTERNATIVE CARRIERS - 0.2%
$  1,200,000  Intelsat Luxembourg S.A. (Luxembourg)...........................      6.75%        06/01/18     $     876,000
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 0.1%
     500,000  MPG Holdco I, Inc...............................................      7.38%        10/15/22           515,000
                                                                                                              -------------
              CABLE & SATELLITE - 0.5%
   1,000,000  CCO Holdings LLC/CCO Holdings Capital Corp......................      5.75%        01/15/24         1,048,750
   1,000,000  Ziggo Secured Finance B.V. (Netherlands) (h)....................      5.50%        01/15/27           962,500
                                                                                                              -------------
                                                                                                                  2,011,250
                                                                                                              -------------
              CASINOS & GAMING - 1.4%
   4,900,000  Caesars Growth Properties Holdings LLC/Caesars Growth
                 Properties Finance, Inc......................................      9.38%        05/01/22         5,267,500
                                                                                                              -------------
              HEALTH CARE FACILITIES - 1.5%
     350,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22           235,156
   1,000,000  Select Medical Corp.............................................      6.38%        06/01/21           964,370
   3,000,000  Tenet Healthcare Corp...........................................      5.00%        03/01/19         2,857,500
     800,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20           817,000
   1,000,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22           920,000
                                                                                                              -------------
                                                                                                                  5,794,026
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 0.6%
   2,500,000  Ortho-Clinical Diagnostics Inc. / Ortho-Clinical Diagnostics
                 S.A. (h).....................................................      6.63%        05/15/22         2,093,750
                                                                                                              -------------
              PHARMACEUTICALS - 0.1%
     620,000  Valeant Pharmaceuticals International, Inc. (Canada) (h)........      5.38%        03/15/20           523,900
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.3%
   1,000,000  Garda World Security Corp. (Canada) (h).........................      7.25%        11/15/21           930,000
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES..............................................................      18,011,426
              (Cost $18,875,068)                                                                              -------------


   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
COMMON STOCKS - 0.4%

              COMMODITY CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A......................................................           1,806
                                                                                                              -------------
              ELECTRIC UTILITIES - 0.4%
     106,607  Vistra Energy Corp. (e) (i)..................................................................       1,487,168
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 0.0%
      15,800  New Millennium Holdco, Inc. (f) (i) (j)......................................................          25,675
                                                                                                              -------------
              TOTAL COMMON STOCKS..........................................................................       1,514,649
              (Cost $1,726,078)                                                                               -------------

RIGHTS - 0.1%

              ELECTRIC UTILITIES - 0.1%
     112,741  Vistra Energy Corp. (e) (i)..................................................................         197,297
     175,375  Vistra Energy Corp. Claim (e) (g) (i) (k)....................................................               0
                                                                                                              -------------
                                                                                                                    197,297
                                                                                                              -------------


Page 12                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
RIGHTS (CONTINUED)

              LIFE SCIENCES TOOLS & SERVICES - 0.0%
           1  New Millennium Holdco, Inc., Lender Claim Trust (f) (g) (i) (k)..............................   $           0
           1  New Millennium Holdco, Inc., Corporate Claim Trust (f) (g) (i) (k)...........................               0
                                                                                                              -------------
                                                                                                                          0
                                                                                                              -------------
              TOTAL RIGHTS.................................................................................         197,297
              (Cost $195,888)                                                                                 -------------

WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (g) (i) (k) (l)..........................................................              58
              (Cost $0)                                                                                       -------------

              TOTAL INVESTMENTS - 144.7%...................................................................     548,548,792
              (Cost $556,932,187) (m)

              OUTSTANDING LOAN - (44.3%)...................................................................    (168,000,000)

              NET OTHER ASSETS AND LIABILITIES - (0.4%)....................................................      (1,505,229)
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 379,043,563
                                                                                                              =============

-----------------------------

(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) On October 4, 2016, Arch Coal, Inc. completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, each lender received a portion of a new term loan equal to its closing date term loan percentage pursuant to the new credit agreement and a pro rata share of the newly issued common equity shares in the new company. The company also made a cash distribution to first lien creditors.

(e) On October 3, 2016, Texas Competitive Electric Holdings ("TCEH") completed their reorganization in the form of a tax free spin off from the parent company, Energy Future Holdings. As part of the reorganization, first lien claim holders received equity in a new entity TCEH Corp., cash held by the new entity, tax receivable rights and a beneficial interest in an unsecured claim to the parent company, Energy Future Holdings. Effective November 7, 2016, TCEH Corp. changed its name to Vistra Energy Corp.

(f) On December 21, 2015, Millennium Health, LLC completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Millennium Laboratories LLC, Tranche B Term Loan received a portion of a new term loan and a pro rata share of the newly issued common equity shares in New Millennium Holdco, Inc., the new company. Each lender was also issued a beneficial interest in the Corporate Claim Trust entitling it, as holder of such beneficial interest, to receive Corporate Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Corporate Causes of Action are available to make such a distribution. In addition, each lender was issued a beneficial interest in the Lender Claim Trust entitling it, as holder of such beneficial interest, to receive Lender Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Lender Causes of Action are available to make such a distribution.

(g) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the "Advisor").

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2016, securities noted as such amounted to $4,510,150 or 1.2% of net assets.

(i)   Non-income producing security.


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)


(j) Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2016, security noted as such amounted to $25,675 or 0.0% of net assets.

(k) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2016, investments noted as such are valued at $58 or 0.0% of net assets.

(l) This security is restricted and cannot be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(m) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of November 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,315,664 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,699,059.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                           11/30/2016         PRICES           INPUTS           INPUTS
-------------------------------------------------    -------------    -------------    -------------    -------------
Senior Floating-Rate Loan Interests:
     Property & Casualty Insurance                   $   3,623,138    $          --    $   3,531,541    $      91,597
     Other Industry Categories*                        525,202,224               --      525,202,224               --
                                                     -------------    -------------    -------------    -------------
     Total Senior Floating-Rate Loan Interests         528,825,362               --      528,733,765           91,597
Corporate Bonds and Notes*                              18,011,426               --       18,011,426               --
Common Stocks:
     Life Sciences Tools & Services                         25,675               --           25,675               --
     Other Industry Categories*                          1,488,974        1,488,974               --               --
                                                     -------------    -------------    -------------    -------------
     Total Common Stocks                                 1,514,649        1,488,974           25,675               --
Rights:
     Electric Utilities                                    197,297               --          197,297               -- **
     Life Sciences Tools & Services                             -- **            --               --               -- **
                                                     -------------    -------------    -------------    -------------
     Total Rights                                          197,297               --          197,297               -- **
Warrants*                                                       58               --               58               --
                                                     -------------    -------------    -------------    -------------
Total Investments                                    $ 548,548,792    $   1,488,974    $ 546,968,221    $      91,597
                                                     =============    =============    =============    =============


* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

**    Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2016.

Level 3 Senior Floating-Rate Loan Interests and Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2016 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2016
     Senior Floating-Rate Loan Interests             $   2,528,145
     Rights                                                     -- **
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests                   (24,930)
     Rights                                                     --
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests                   125,739
     Rights                                                     --
Purchases
     Senior Floating-Rate Loan Interests                        --
     Rights                                                     -- **
Sales
     Senior Floating-Rate Loan Interests                (2,537,357)
     Rights                                                     --
Transfers In
     Senior Floating-Rate Loan Interests                        --
     Rights                                                     --
Transfers Out
     Senior Floating-Rate Loan Interests                        --
     Rights                                                     --
ENDING BALANCE AT NOVEMBER 30, 2016
     Senior Floating-Rate Loan Interests                    91,597
     Rights                                                     -- **
                                                     -------------
Total Level 3 holdings                               $      91,597
                                                     =============

** Investment is valued at $0.

There was a net change of $(8,446) in unrealized appreciation (depreciation) from Level 3 investments held as of November 30, 2016.


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $556,932,187).........................................................................     $ 548,548,792
Cash...........................................................................................         2,580,292
Receivables:
   Investment securities sold..................................................................        28,746,573
   Interest....................................................................................         2,954,632
   Dividends...................................................................................                17
                                                                                                    -------------
   Total Assets................................................................................       582,830,306
                                                                                                    -------------
LIABILITIES:
Outstanding loan...............................................................................       168,000,000
Payables:
   Investment securities purchased.............................................................        34,998,057
   Investment advisory fees....................................................................           336,271
   Interest and fees on loan...................................................................           233,085
   Administrative fees.........................................................................            90,470
   Audit and tax fees..........................................................................            42,438
   Legal fees..................................................................................            31,492
   Custodian fees..............................................................................            28,482
   Printing fees...............................................................................            10,590
   Transfer agent fees.........................................................................             7,594
   Trustees' fees and expenses.................................................................             4,201
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             3,292
                                                                                                    -------------
   Total Liabilities...........................................................................       203,786,743
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 379,043,563
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................     $ 500,378,972
Par value......................................................................................           266,970
Accumulated net investment income (loss).......................................................          (774,358)
Accumulated net realized gain (loss) on investments............................................      (112,444,626)
Net unrealized appreciation (depreciation) on investments......................................        (8,383,395)
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 379,043,563
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       14.20
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        26,696,982
                                                                                                    =============


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................     $  14,121,232
Dividends......................................................................................                34
Other..........................................................................................           288,198
                                                                                                    -------------
   Total investment income.....................................................................        14,409,464
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................         1,996,323
Interest and fees on loan......................................................................         1,240,626
Administrative fees............................................................................           199,691
Legal fees.....................................................................................           110,337
Printing fees..................................................................................            50,619
Audit and tax fees.............................................................................            37,174
Custodian fees.................................................................................            33,495
Transfer agent fees............................................................................            15,520
Trustees' fees and expenses....................................................................             9,918
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            21,722
                                                                                                    -------------
   Total expenses..............................................................................         3,720,050
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        10,689,414
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................        (3,912,979)
   Net change in unrealized appreciation (depreciation) on investments.........................         8,794,492
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         4,881,513
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  15,570,927
                                                                                                    =============


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE
                                                                                           SIX MONTHS         FOR THE
                                                                                             ENDED              YEAR
                                                                                           11/30/2016          ENDED
                                                                                          (UNAUDITED)        5/31/2016
                                                                                         --------------    --------------
OPERATIONS:
Net investment income (loss)........................................................     $   10,689,414    $   22,286,399
Net realized gain (loss)............................................................         (3,912,979)       (5,807,937)
Net change in unrealized appreciation (depreciation)................................          8,794,492       (10,999,208)
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations.....................         15,570,927         5,479,254
                                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (11,212,732)      (23,493,344)
                                                                                         --------------    --------------
Total distributions to shareholders.................................................        (11,212,732)      (23,493,344)
                                                                                         --------------    --------------
Total increase (decrease) in net assets.............................................          4,358,195       (18,014,090)

NET ASSETS:
Beginning of period.................................................................        374,685,368       392,699,458
                                                                                         --------------    --------------
End of period.......................................................................     $  379,043,563    $  374,685,368
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period...........................     $     (774,358)   $     (251,040)
                                                                                         ==============    ==============
COMMON SHARES:
Common Shares at end of period......................................................         26,696,982        26,696,982
                                                                                         ==============    ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $   15,570,927
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................      (248,360,120)
      Sales, maturities and paydowns of investments.............................       216,601,424
      Net amortization/accretion of premiums/discounts on investments...........          (627,194)
      Net realized gain/loss on investments.....................................         3,912,979
      Net change in unrealized appreciation/depreciation on investments.........        (8,794,492)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................           453,942
      Decrease in prepaid expenses..............................................            12,907
      Increase in interest and fees on loan payable.............................            52,053
      Increase in investment advisory fees payable..............................            12,897
      Decrease in audit and tax fees payable....................................           (35,962)
      Increase in legal fees payable............................................             2,340
      Decrease in printing fees payable.........................................           (19,268)
      Increase in administrative fees payable...................................            19,672
      Increase in custodian fees payable........................................            17,210
      Increase in transfer agent fees payable...................................             3,080
      Increase in Trustees' fees and expenses payable...........................               904
      Increase in other liabilities payable.....................................               874
                                                                                    --------------
CASH USED IN OPERATING ACTIVITIES...............................................                      $  (21,175,827)
                                                                                                      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders .....................................       (11,212,732)
      Proceeds from borrowing...................................................        54,000,000
      Repayment of borrowing....................................................       (23,000,000)
                                                                                    --------------
CASH PROVIDED BY FINANCING ACTIVITIES...........................................                          19,787,268
                                                                                                      --------------
Decrease in cash................................................................                          (1,388,559)
Cash at beginning of period.....................................................                           3,968,851
                                                                                                      --------------
CASH AT END OF PERIOD...........................................................                      $    2,580,292
                                                                                                      ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                      $    1,188,573
                                                                                                      ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             FOR THE
                                           SIX MONTHS
                                              ENDED                              YEAR ENDED MAY 31,
                                           11/30/2016    -------------------------------------------------------------------
                                           (UNAUDITED)      2016          2015          2014          2013          2012
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....   $   14.03     $   14.71     $   14.95     $   15.14     $   14.49     $   14.76
                                            ---------     ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.40          0.83          0.87          0.84          1.01          0.91
Net realized and unrealized gain (loss)..        0.19         (0.63)        (0.27)        (0.08)         0.64         (0.31)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Total from investment operations.........        0.59          0.20          0.60          0.76          1.65          0.60
                                            ---------     ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................       (0.42)        (0.88)        (0.84)        (0.95)        (1.03)        (0.87)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Total distributions to Common
   Shareholders..........................       (0.42)        (0.88)        (0.84)        (0.95)        (1.03)        (0.87)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Premium from shares sold in at the market
   offering..............................          --            --            --          0.00 (a)      0.03            --
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........   $   14.20     $   14.03     $   14.71     $   14.95     $   15.14     $   14.49
                                            =========     =========     =========     =========     =========     =========
Market value, end of period..............   $   13.78     $   13.05     $   13.77     $   14.00     $   15.37     $   14.34
                                            =========     =========     =========     =========     =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE
   (b)...................................        4.27%         2.36%         4.68%         5.35%        11.92%        (4.45)%
                                            =========     =========     =========     =========     =========     =========
TOTAL RETURN BASED ON MARKET VALUE (b)...        8.94%         1.56%         4.64%        (2.82)%       14.80%        (2.95)%
                                            =========     =========     =========     =========     =========     =========
-----------------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net
   assets................................        1.97% (c)     1.79%         1.69%         1.80%         1.85%         1.88%
Ratio of total expenses to average net
   assets excluding interest expense.....        1.31% (c)     1.27%         1.28%         1.36%         1.38%         1.33%
Ratio of net investment income (loss) to
   average net assets....................        5.66% (c)     5.98%         5.96%         5.60%         6.77%         6.38%
Portfolio turnover rate..................          43%           43%           63%           90%          125%           63%
Net assets, end of period (in 000's).....   $ 379,044     $ 374,685     $ 392,699     $ 399,021     $ 400,825     $ 367,172
Ratio of total expenses to total average
   Managed Assets (d)....................        1.40% (c)     1.29%         1.18%         1.25%         1.30%         1.31%
Ratio of total expenses to total average
   Managed Assets excluding interest
   expense (d)...........................        0.93% (c)     0.91%         0.89%         0.96%         0.97%         0.93%
INDEBTEDNESS:
Total loan outstanding (in 000's)........   $ 168,000     $ 137,000     $ 159,000     $ 174,000     $ 174,000     $ 158,000
Asset coverage per $1,000 of indebtedness
   (e)...................................   $   3,256     $   3,735     $   3,470     $   3,293     $   3,304     $   3,324

-----------------------

(a)   Amount is less than $0.01.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Managed Assets are calculated by taking the Fund's total asset value, including assets attributable to the principal amount of borrowings, minus the sum of the Fund's liabilities, other than the principal amount of borrowings.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities, not including the loan outstanding, and dividing by the outstanding loan balance in 000's.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing primarily in a portfolio of senior secured floating-rate loan interests ("Senior Loans")(1). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor's Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;

-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)

      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed-income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)

      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery or forward purchase commitments as of November 30, 2016.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded delayed draw loan commitments as of November 30, 2016.

D. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2016, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note
2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity date and yield for this issuer.


                                                                                                            % OF
                                                                                                         NET ASSETS
                                                                                                         APPLICABLE
                                   ACQUISITION    PRINCIPAL       VALUE         CURRENT                  TO COMMON
SECURITY                              DATE       VALUE/SHARES   PER SHARE    CARRYING COST     VALUE       SHARES
-------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants       6/29/09        1,449       $  0.04      $     --        $ 58.00       0.00% *

*Amount is less than 0.01%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended May 31, 2016 was as follows:

Distributions paid from:
Ordinary income....................................   $ 23,493,344

As of May 31, 2016, the components of distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income......................   $     61,467
Undistributed capital gains........................             --
                                                      ------------
Total undistributed earnings.......................         61,467
Accumulated capital and other losses...............   (108,523,298)
Net unrealized appreciation (depreciation).........    (17,498,743)
                                                      ------------
Total accumulated earnings (losses)................   (125,960,574)
Other..............................................             --
Paid-in capital....................................    500,645,942
                                                      ------------
Net assets.........................................   $374,685,368
                                                      ============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2016, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulation, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to the Fund shareholders.

          CAPITAL LOSS AVAILABLE THROUGH
---------------------------------------------------
                                                       POST-EFFECTIVE     TOTAL CAPITAL
         2017             2018             2019        (NO EXPIRATION)    LOSS AVAILABLE
----------------------------------------------------------------------------------------
     $  25,585,953    $  68,278,827    $  4,665,052    $  4,442,562       $  102,972,394

At the taxable year ended May 31, 2016, the Fund had $422,155 of pre-enactment capital loss carryforwards that expired.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2016, the Fund incurred and elected to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:

Ordinary Losses       $          --
Capital Losses            5,550,904

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of November 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

H. NEW AND AMENDED FINANCIAL RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six-months ended November 30, 2016, were $265,782,596 and $229,946,373, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)


                                 5. BORROWINGS

The Fund has a Revolving Credit and Security Agreement (the "Credit Facility") with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the terms of the Credit Facility, the loans under the Credit Facility bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. Effective July 8, 2016, the Credit Facility was amended, whereby the expiration date of the Credit Facility was extended until July 7, 2017 and the total commitment was reduced from $180,000,000 to $170,000,000. The Credit Facility may be renewed annually. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The Fund pays a utilization fee at a per annum rate of 0.3625% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.3625% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

For the six months ended November 30, 2016, the average amount outstanding under the Credit Facility was $154,502,732. As of November 30, 2016, the Fund had outstanding borrowings of $168,000,000. The high and low annual interest rates for the loan under the Credit Facility funded by the conduit lender during the six months ended November 30, 2016, were 0.94% and 0.70%, respectively, with a weighted average interest rate of 0.81%. The annual interest rate in effect for the loan at November 30, 2016, was 0.94%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 7. LITIGATION

The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute "avoidance" actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors ("GM"), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders' collateral interest was, indeed, terminated.

By virtue of the federal appellate court's decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact secured.

The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298.44. The Fund has engaged counsel to assist with its defense of this matter. Based on the current status of the litigation, the Fund cannot predict the outcome of the litigation at this time or the impact to Fund net assets, if any.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On December 20, 2016, the Fund declared a distribution of $0.0675 per share to Common Shareholders of record on January 5, 2017, payable January 17, 2017.

On January 19, 2017, the Fund declared a distribution of $0.0675 per share to Common Shareholders of record on February 3, 2017, payable February 15, 2017.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 12, 2016 (the "meeting"). At the meeting, Trustees James A. Bowen and Robert F. Keith were elected as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The Number of votes cast in favor of Mr. Bowen was 23,097,106, the number of votes against Mr. Bowen was 371,960, and the number of broker non-votes was 3,227,916. The Number of votes cast in favor of Mr. Keith was 23,110,582, the number of votes against Mr. Keith was 358,484, and the number of broker non-votes was 3,227,916. Thomas R. Kadlec, Richard E. Erickson, and Niel B. Nielson are current and continuing Trustees. Messrs Kadlec and Erickson are currently the Class I Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2017. Mr. Nielson is currently the Class II Trustee of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2018.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Fund may invest up to 100% of its Managed Assets in lower grade debt securities, which may also be referred to as below investment grade debt securities. The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The high yield securities in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)

secured by specific Collateral, the value of the collateral may not equal the fund's investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer's obligation to the fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

RESTRICTED SECURITIES RISK: Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are willing to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)

Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments and considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies. The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund and non-fund clients. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; and (iii) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was slightly above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the Fund outperformed both benchmark indexes for the one-, three-, and five-year periods ended December 31, 2015. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns. The Board also received information on the Fund's annual distribution rate as of December 31, 2015 and the Fund's average trading discount during 2015 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2016 (UNAUDITED)

twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Senior Floating Rate Income Fund II
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 19, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 19, 2017
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 19, 2017
     ------------------

* Print the name and title of each signing officer under his or her signature.